Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18USC1350)

I, Arnon Epstein, do hereby certify that the Annual Report of Credit One Financial, Inc. (the “Company”) on Form 10-KSB for the 12 months ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2007

/s/ Arnon Epstein

Arnon Epstein
Chief Financial Officer
(Principal Financial Officer)